                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT : FEBRUARY 22, 1999
                        (DATE OF EARLIEST EVENT REPORTED)


                             -----------------------


                                 FDX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    DELAWARE
                            (STATE OF INCORPORATION)


                333-39483                                  62-1721435
       (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NO.)



                               6075 POPLAR AVENUE
                                MEMPHIS, TN 38119
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (901) 369-3600

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ITEM 5.  OTHER EVENTS

On February 22, 1999, FDX Corporation (the "Registrant") announced, by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference, that contingency expenses incurred in connection with the Federal Express Corporation pilot contract negotiations will be approximately $90 million, which is $20-$30 million less than originally forecast.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         20.1     Registrant's press release, dated February 22, 1999.


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

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FDX CORPORATION



                                         By:  /s/ JAMES S. HUDSON
                                              --------------------------------
                                              James S. Hudson
                                              Corporate Vice President -
                                              Strategic Financial Planning
                                              and Control
                                              (Principal Accounting Officer)



Dated:  February 22, 1999


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

                                  EXHIBIT INDEX


EXHIBIT            DESCRIPTION OF EXHIBIT
-------            ----------------------
20.1               Registrant's press release, dated February 22, 1999.


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